UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2701 KENT AVENUE
WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Shares	NOTV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 21, 2021, Inotiv, Inc. ("Inotiv" or the "Company"), Dolphin MergeCo, Inc. ("Merger Sub"), Dolphin Merger Sub, LLC ("Merger Sub LLC" and together with Merger Sub, "Merger Subs"), Envigo RMS Holding Corp. ("Envigo"), and Shareholder Representative Services LLC, solely in its capacity as the securityholder representative, agent and attorney-in-fact of the Securityholders, entered into an Agreement and Plan of Merger (the "Merger Agreement"). Each of the Merger Subs is a wholly owned direct or indirect subsidiary of Inotiv. The Merger Agreement provides for the merger of Merger Sub with and into Envigo (the "Merger"), with Envigo continuing as the surviving corporation of the Merger, followed by the merger of the surviving corporation of the Merger with and into Merger Sub LLC (the "Second Merger" and, together with the Merger, the "Mergers"), with Merger Sub LLC continuing as the surviving entity of the Second Merger.

The Company called a special meeting of its shareholders to be held at Courtyard Marriott Lafayette, 150 Fairington Avenue, Lafayette, IN 47905 on November 4, 2021 at 10:00 a.m. Eastern Time (the "Special Meeting") to vote on, among other things, (i) a proposal to approve an amendment to the Company's articles of incorporation to increase the number of authorized shares of the Company to 75,000,000 shares, consisting of 74,000,000 Common Shares and 1,000,000 Preferred Shares (the "Authorized Share Increase Proposal"); and (ii) a proposal to approve the issuance of Common Shares pursuant to the Merger Agreement, as required by NASDAQ Rule 5635(a) (the "Merger Share Issuance Proposal"). The Company filed a definitive proxy statement (the "Proxy Statement") relating to the Special Meeting with the Securities and Exchange Commission on October 5, 2021 and commenced mailing of the Proxy Statement and form of proxy to its shareholders on October 8, 2021.

On October 12, 2021, the Company received a letter on behalf of a purported shareholder of the Company stating the shareholder's belief that the Company's proxy statement omits material information with respect to the Mergers and demanding that the Company make additional and supplemental disclosures regarding the Mergers prior to the Special Meeting. On October 21, 2021, a complaint was filed on behalf of a purported shareholder of the Company in the United States District Court for the Eastern District of New York against the Company and its directors, captioned Lee Horowitz v. Inotiv, Inc, et al., Case No. 1:21-cv-05858 (the "Merger Litigation"). The Merger Litigation also alleges that that the Company's proxy statement omits material information with respect to the Mergers. The plaintiff in the Merger Litigation seeks various remedies, including, among other things, injunctive relief to prevent the consummation of the Mergers unless certain allegedly material information is disclosed, an order of rescission or rescissory damages if the Mergers are consummated and an award of attorneys’ fees and expenses.

The Company believes that the claims asserted in the demand letter and the Merger Litigation are entirely without merit and that no further disclosure is required by applicable rule, statute, regulation or law beyond that already contained in the Proxy Statement. However, to avoid the risk that the Merger Litigation or other potential lawsuits may delay or otherwise adversely affect the consummation of the Mergers, the Company has determined that it will voluntarily make certain supplemental disclosures to the Proxy Statement related to the proposed Mergers set forth below (the "Supplemental Disclosures"). Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures set forth herein. To the contrary, the Company specifically denies that any additional disclosure was or is required.

These Supplemental Disclosures will not affect the merger consideration to be paid to Envigo's stockholders in connection with the Mergers or the timing of the Special Meeting. The Inotiv board of directors continues to unanimously recommend that shareholders vote "FOR" the Authorized Share Increase Proposal and the Merger Share Issuance Proposal.

Supplemental Disclosures to the Proxy Statement

1.

The following information is added to the Proxy Statement under the caption "Proposal 2 – Approval of the Merger Share Issuance Proposal" immediately prior to the subcaption "- Opinion of Inotiv's Financial Advisor" on page 59 of the Proxy Statement.

Certain Unaudited Forecasted Financial Information

The Company does not, as a matter of course, make public long-term forecasts or internal projections as to future performance, revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with its evaluation of the Merger, the Company's management provided to the Board and to the Company's financial advisor, in connection with the preparation of its analysis and opinion, certain unaudited internal financial forecasts with respect to the Company on a stand-alone basis prepared by the Company's management (the "Inotiv Forecasts") and certain unaudited financial forecasts with respect to Envigo on a stand-alone basis prepared by the Company’s management (the "Inotiv Envigo Forecasts" and together with the Inotiv Forecasts, the "Forecasts"). The inclusion of this summary of the Forecasts should not be regarded as an indication that any of the Board, the Company, its advisors or other representatives, or any other recipient of the Forecasts considered, or now considers, them to be necessarily predictive of actual future performance or events, or that they should be construed as financial guidance, and such summary projections set forth below should not be relied on as such.

The Forecasts were prepared solely for internal use and is subjective in many respects. While presented with numeric specificity, the Forecasts reflect numerous estimates and assumptions that are inherently uncertain and may be beyond the control of the Company's and Envigo's management, including, but not limited to, the Company's and Envigo's future results and sales volume levels, levels of demand and pricing for the Company's and Envigo's products and services, levels of demand for contract research services and research models generally, competitive conditions, technology, the availability of financing to fund the Company's growth plans, levels of capital expenditures and operating costs, general economic and regulatory conditions, including the effects of the COVID-19 pandemic, and other matters described in the sections of the proxy statement entitled "Cautionary Statement Regarding Forward-Looking Statements," "Where You Can Find More Information; Incorporation of Certain Documents by Reference" and "Risk Factors." The Forecasts reflect both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Neither the Company nor Envigo can give assurance that the Forecasts and the underlying estimates and assumptions will be realized. The Forecasts constitute "forward-looking statements" and actual results may differ materially and adversely from those set forth below.

The Forecasts were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Forecasts included in this document have been prepared by, and are the responsibility of, management of the Company. Neither RSM US LLP, the Company's independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Forecasts summarized in this proxy statement and, accordingly, neither RSM US LLP nor any other independent accountant expresses an opinion or any other form of assurance with respect thereto. The RSM US LLP report incorporated by reference in this proxy statement relates to the Company's previously issued financial statements. It does not extend to the Forecasts and should not be read to do so.

Furthermore, the Forecasts do not take into account any circumstances or events occurring after the date such information was prepared. There can be no assurance that, had the Forecasts been prepared either as of the date of the Merger Agreement or as of the date of this proxy statement, similar estimates and assumptions would be used. Except as required by applicable securities laws, the Company does not intend to, and disclaims any obligation to, make publicly available any update or other revision to the Forecasts to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions are shown to be in error, including with respect to the accounting treatment of the Merger under GAAP, or to reflect changes in general economic or industry conditions. The Forecasts do not take into account all of the possible financial and other effects of the Merger on the Company or Envigo, the effect on the Company or Envigo of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger. Further, the Forecasts do not take into account the effect on the Company or Envigo of any possible failure of the Merger to occur. None of the Company or any of its affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any Company shareholder or other person regarding the Company's or Envigo's ultimate performance compared to the information contained in the Forecasts or that the Forecasts will be achieved. The inclusion of the Forecasts herein should not be deemed an admission or representation by the Company, its advisors or any other person that they are viewed as material information of the Company, particularly in light of the inherent risks and uncertainties associated with such forecasts. The summary of the Forecasts included below are not being included in this proxy statement in order to influence any Company shareholder's decision or to induce any shareholder to vote in favor of any of the proposals at the Special Meeting, but are being provided solely because they were made available to the Board and the Company's financial advisor in connection with the Merger.

In light of the foregoing, and considering that the Special Meeting will be held several weeks after the Forecasts were prepared, as well as the uncertainties inherent in any forecasted information, Company shareholders are cautioned not to place undue reliance on such information, and the Company urges you to review the Company's most recent SEC filings for a description of the Company's reported financial results included therein. See the section in the proxy statement entitled "Where You Can Find More Information."

The summarized prospective financial and operating information described below is based on various assumptions as described above. The summarized prospective financial and operating information also reflects assumptions regarding the continuing nature of ordinary course operations that may be subject to change.

The following table presents a summary of certain information included in the Inotiv Forecasts provided to the Board in connection with its evaluation of the Merger, and to the Company’s financial advisor in connection with the preparation of its analysis and opinion, based on the above-referenced assumptions (in millions):

	Year ended September 30,
	2022E	2023E	2024E	2025E	2026E
Revenue	$128	$149	$178	$205	$225
Adjusted EBITDA	$18	$26	$37	$48	$58
Unlevered Free Cash Flow	$(13)	$(7)	$2	$17	$33

Company management also provided to the Board in connection with its evaluation of the Merger, and to the Company’s financial advisor in connection with the preparation of its analysis and opinion, unaudited prospective financial and operating information with respect to Envigo (defined above as the “Inotiv Envigo Forecasts”), which was prepared by Company management and which reflected the diligence undertaken by Company management with respect to Envigo.

The following table presents a summary of certain information included in the Inotiv Envigo Forecasts using the same pricing assumptions described above (in millions):

	Year ended September 30,
	2021E		2022E	2023E	2024E	2025E	2026E
Revenue		$281	$315	$355	$393	$433	$478
Adjusted EBITDA		$40	$49	$59	$69	$79	$90
Unlevered Free Cash Flow	$	N/A	$21	$27	$34	$40	$47

The forecasted information set forth in the tables above are not measures that have a standardized meaning prescribed by GAAP and may not be comparable with similar measures presented by other companies. For purposes of the forecasted information presented above, (1) Adjusted EBITDA is defined as adjusted earnings before interest, taxes, depreciation, amortization, stock-based compensation expense and non-recurring charges, (2) Unlevered Free Cash Flow is defined as revenue less operating expenses, minus taxes, plus depreciation and amortization, minus any increase in net working capital or plus any decrease in net working capital, less any capital expenditures. None of Adjusted EBITDA or Unlevered Free Cash Flow is a measure of financial performance under GAAP.

Accordingly, none of them should be considered as a substitute for net income (loss), operating income (loss) or other measures prepared in accordance with GAAP.

The Company does not intend to update or otherwise revise the above forecasted information to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such forecasted information are no longer appropriate, except as may be required by applicable law.

2.

The disclosure under the heading “Proposal 2 - Approval of the Merger Share Issuance Proposal - Opinion of Inotiv’s Financial Advisor” is hereby amended by amending and replacing in its entirety the disclosure that begins with “Selected Public Companies Analysis” on page 63 and ends with “Selected Public Companies Analysis - Early Stage” on page 63 of the Proxy Statement with the following:

Selected Public Companies Analysis. Jefferies reviewed publicly available financial, stock market and operating information of Envigo and six selected publicly traded companies that are contract research organizations providing either preclinical (early stage) research services or clinical (late stage) research services that Jefferies considered generally relevant for purposes of its analysis, which are collectively referred to as the “Envigo selected companies.”

Jefferies reviewed, among other information and to the extent publicly available, enterprise values of the Envigo selected companies, calculated as fully diluted equity values based on closing stock prices on September 20, 2021, plus total debt, preferred equity and non-controlling interests, minus cash and cash equivalents, as a multiple of such company’s estimated adjusted earnings before interest, taxes, depreciation and amortization, and, where applicable, stock-based compensation expense and non-recurring charges (“Adjusted EBITDA”), for calendar years 2022 and 2023, which we refer to as CY 2022E and CY 2023E, respectively. Financial data of the Envigo selected companies (including Inotiv) were based on publicly available research analysts’ estimates, public filings and other publicly available information, and financial data of Envigo were based on the Inotiv Envigo Forecast.

The selected public companies and the financial data reviewed included the following:

Selected Public Companies Analysis - Envigo

Company	Enterprise Value / CY 2022E EBITDA	Enterprise Value / CY 2023E EBITDA
Early Stage
Inotiv	21x	15x
Charles River Laboratories International, Inc.	24x	21x
Late Stage
ICON plc	21x	19x
IQVIA Holdings Inc.	18x	16x
Medpace Holdings, Inc.	25x	22x
Syneos Health, Inc.	15x	13x

The mean and median multiples for the Envigo selected companies were as follows:

3.

The disclosure under the heading “Proposal 2 - Approval of the Merger Share Issuance Proposal - Opinion of Inotiv’s Financial Advisor” is hereby amended by amending and replacing in its entirety the disclosure that begins with “Selected Transactions Analysis” on page 64 and ends with “Selected Transactions Analysis” on page 65 of the Proxy Statement with the following:

Selected Transactions Analysis. Jefferies reviewed, among other things, financial information, to the extent available, for thirteen selected transactions, collectively referred to as the “selected transactions”, involving contract research organizations that Jefferies considered generally relevant for purposes of its analysis.

Jefferies reviewed the transaction values of the selected transactions, calculated, as applicable, as the consideration paid or proposed to be paid or the enterprise values implied based on the consideration paid or proposed to be paid in the selected transactions, as a multiple of the target companies’ or assets’ last 12 months, or LTM, and next 12 months, or NTM, Adjusted EBITDA as reported prior to or as of the applicable announcement dates of such transactions. Financial data of the selected transactions and Envigo were based on public filings and other available information, and the Inotiv Envigo Forecasts, respectively.

The selected transactions and the financial data reviewed included the following:

Selected Transactions Analysis - Envigo

Announcement Date	Acquiror	Target	Enterprise Value / LTM EBITDA	Enterprise Value / NTM EBITDA
7/2/2021	EQT IX Fund / Goldman SachsAsset Management	Parexel International Corporation	Confidential*	Confidential*
4/15/2021	Thermo Fisher Scientific Inc.	PPD, Inc.	23x	20x
2/24/2021	ICON plc	PRA Health Sciences, Inc.	24x	20x
11/20/2020	Blackstone	Precision Medicine Group	Confidential*	Confidential*
10/28/2020	Syneos Health, Inc.	Synteract	Confidential*	Confidential*
9/1/2020	ArchiMed	NAMSA	Confidential*	Confidential*
4/17/2019	LabCorp (Covance)	Envigo CRS	Confidential*	Confidential*
2/13/2019	Charles River Laboratories International, Inc.	Citoxlab	14x	12x
2/13/2018	Charles River Laboratories International, Inc.	MPI Research	12x	N/A
7/31/2017	LabCorp (Covance)	Chiltern	Confidential*	Confidential*
6/20/2017	Pamplona Capital Management, LLP	Parexel International Corporation	14x	13x
1/7/2016	Charles River Laboratories International, Inc.	WIL Research	13x	N/A
7/9/2015	Charles River Laboratories International, Inc.	Celsis International Ltd.	14x	N/A

“N/A” means not available.

“*” transaction data is confidential but is included in the calculation of mean and median statistics below.

The mean and median multiples for the selected transactions were as follows:

4.

The disclosure under the heading “Proposal 2 - Approval of the Merger Share Issuance Proposal - Opinion of Inotiv’s Financial Advisor” is hereby amended by amending and replacing in its entirety the disclosure that begins with “Selected Public Companies Analysis” on page 65 and ends with “Selected Public Companies Analysis” on page 66 of the Proxy Statement with the following:

Selected Public Companies Analysis. Jefferies reviewed publicly available financial, stock market and operating information of Inotiv and the Envigo selected companies, excluding Inotiv, that Jefferies considered generally relevant for purposes of its analysis, which are collectively referred to as the “Inotiv selected companies.”

Jefferies reviewed, among other information and to the extent publicly available, enterprise values of the Inotiv selected companies as a multiple of such company’s Adjusted EBITDA for CY 2022E and CY 2023E.

Financial data of the Inotiv selected companies were based on public filings and other publicly available information, and financial data of Inotiv were based on the Inotiv Forecasts.

The selected public companies and the financial data reviewed included the following:

Selected Public Companies Analysis - Inotiv

Company	Enterprise Value / CY 2022E EBITDA	Enterprise Value / CY 2023E EBITDA
Early Stage
Charles River Laboratories International, Inc.	24x	21x
Late Stage
ICON plc	21x	19x
IQVIA Holdings Inc.	18x	16x
Medpace Holdings, Inc.	25x	22x
Syneos Health, Inc.	15x	13x

The mean and median multiples for the Inotiv selected companies were as follows:

Forward-Looking Statements

This communication relates to a proposed business combination transaction between Inotiv and Envigo. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “are likely,” “guidance,” “goal,” “model,” “target,” “budget” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Statements may be forward looking even in the absence of these particular words. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Inotiv, Envigo or the price of Inotiv's. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of Inotiv or Envigo to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Inotiv or Envigo do business, or on Inotiv's or Envigo's operating results and business generally; risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the outcome of any legal proceedings related to the Merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction; the ability of Inotiv to successfully integrate Envigo's operations; the ability of Inotiv to implement its plans, forecasts and other expectations with respect to Envigo's business after the completion of the transaction and realize expected synergies; and business disruption following the Merger. These risks, as well as other risks related to the proposed transaction, are included and incorporated by reference in the Proxy Statement. While the list of factors presented here is, and the list of factors presented or incorporated by reference in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Inotiv's periodic reports and other filings with the SEC, including the risk factors identified in Inotiv's most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K and in Exhibit 99.5 to Inotiv's Current Report on Form 8-K filed with the SEC on September 21, 2021. The forward-looking statements included in this communication are made only as of the date hereof. Neither Inotiv nor Envigo undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Inotiv filed with the Proxy Statement with the SEC. The Proxy Statement was first mailed to shareholders of Inotiv on or about October 8, 2021. Inotiv may also file other relevant documents with the SEC regarding the proposed transaction. The information in the Proxy Statement may be changed. This document is not a substitute for the Proxy Statement or any other document that Inotiv may file with the SEC. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders are able to obtain free copies of the Proxy Statement and all other documents containing important information about Inotiv and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Inotiv will be available free of charge on Inotiv's website at https://www.inotivco.com/investors or by contacting Inotiv's Secretary at 2701 Kent Avenue, Wes Lafayette, IN 47906; telephone: (765) 463-4527.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Inotiv, Inc.

Date: October 22, 2021	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer Vice President – Finance